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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 29, 1995

                           COMMUNITY BANKSHARES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      NEW HAMPSHIRE                 0-14620                  02-0394439
     (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     JURISDICTION OF                                   IDENTIFICATION NUMBER)
     INCORPORATION)

               43 NORTH MAIN STREET, CONCORD, NEW HAMPSHIRE 03301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (603) 224-1100

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

  On August 29, 1995, Community Bankshares, Inc., a New Hampshire corporation ("Community"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Centerpoint Bank, a New Hampshire-chartered trust company ("Centerpoint"). A copy of the joint press release issued by Community and Centerpoint on August 30, 1995 and the Merger Agreement are filed as exhibits hereto and are incorporated by reference herein.

  Under the terms of the Merger Agreement, Community will form a New Hampshire bank as a wholly owned subsidiary, which subsidiary will be merged with and into Centerpoint, with Centerpoint as the surviving corporation (the "Merger"). Upon the effectiveness of the Merger, each share of the common stock, par value $1.00 per share, of Centerpoint ("Centerpoint Common Stock") issued and outstanding immediately prior to the effectiveness of the Merger (other than shares held by dissenting stockholders or owned by Community or any of its subsidiaries or Centerpoint or any of its Subsidiaries) shall be converted into and exchangeable for 1.073 shares of the common stock, par value $1.00 per share, of Community ("Community Common Stock").

  The Agreement also provides that at the effective time of the Merger, each then outstanding stock option to purchase Centerpoint Common Stock ("Centerpoint Option") pursuant to Centerpoint's 1989 Stock Option Plan (the "Centerpoint Stock Option Plan") (with 77,500 options currently outstanding) will be assumed by Community. Each Centerpoint Option so assumed shall be exercisable (when vested) for that number of whole shares of Community Common Stock equal to the product of the number of shares of Community Common Stock covered by the Centerpoint Option multiplied by 1.073.

  As part of the Merger, Community and Centerpoint have also entered into a Stock Option Agreement dated August 29, 1995 pursuant to which Centerpoint has granted an option (the "Option") to Community to purchase up to 165,920 shares of Centerpoint Common Stock (19.9% of the outstanding Centerpoint Common Stock, including shares issuable pursuant to the Centerpoint Stock Option
Plan) under certain conditions, at a price of $12.00 per share, subject to adjustment. Community conditioned its willingness to enter into the Merger Agreement on receipt of the Option. A copy of the Option Agreement is filed as an exhibit hereto and is incorporated by reference herein.

  The transaction, which is subject to customary closing conditions, has been approved by the Boards of Directors of both Community and Centerpoint. It must also be approved by the stockholders of Community and Centerpoint as well as by regulatory authorities.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Business Acquired.

    Not Applicable.

  (b) Pro Forma Financial Information.

    Not Applicable.

  (c) Exhibits.

  (1) Agreement and Plan of Merger between Community Bankshares, Inc. and Centerpoint Bank, dated August 29, 1995.

  (2) Press release dated August 30, 1995.

  (3) Stock Option Agreement between Community Bankshares, Inc. and Centerpoint Bank, dated August 29, 1995.

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  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Community Bankshares, Inc.

                                                  /s/ Douglas Crichfield
                                          By: _________________________________
                                            Douglas Crichfield
                                            President and Chief Executive
                                             Officer

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